Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Hardman Johnston International Growth Fund
a series of Manager Directed Portfolios (the “Trust”)
Supplement dated January 2, 2020 to the Prospectus dated February 28, 2019, as previously supplemented
Effective January 1, 2020, Hardman Johnston Global Advisors LLC became the sub-advisor to the Hardman Johnston International Growth Fund (the “International Growth Fund” or the “Fund”) under an interim sub-advisory agreement that with Marmont Partners LLC, the Fund’s investment advisor, was approved by the Board of Trustees of the Trust on October 28, 2019.
Effective January 1, 2020, the information under the heading “Principal Investment Strategies” in the summary section for the International Growth Fund is deleted and replaced as follows:
The International Growth Fund seeks to achieve its investment objective by investing in a portfolio that primarily consists of securities of established companies that are domiciled in various countries throughout the world, excluding the U.S. The Fund typically invests in securities of issuers from at least six or more non-U.S. countries and at least eight industries. The Fund holds a maximum of 25% of its net assets of companies in any single industry. The countries within the index in which the Fund will invest will be determined by the Fund’s sub-advisor, Hardman Johnston Global Advisors LLC (“Hardman Johnston” or the “Sub-Advisor”).
Under normal circumstances, the International Growth Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, without regard to market capitalization. The Fund’s investments will generally consist of common stocks traded on a public securities exchange or market organized and regulated pursuant to the laws of the jurisdiction of such exchange. The Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts, (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”). The International Growth Fund may invest in securities of companies located or operating within developed markets, as well as emerging and frontier markets.
The International Growth Fund may invest up to 100% of its net assets in cash, cash equivalents, time deposits, and high-quality, short-term debt securities, money market mutual funds and money market instruments for temporary defensive purposes.
Effective January 1, 2020, the information under the heading “Principal Investment Strategies” in the section entitled “Investment Strategies, Risks and Disclosure of Portfolio Holdings” is deleted and replaced as follows:
The International Growth Fund seeks to achieve its investment objective by investing in a portfolio primarily consisting of equity securities of established companies domiciled in various countries throughout the world, excluding the U.S. The Fund typically invests in securities of issuers from at least six or more non-U.S. countries and at least eight industries. The Fund holds a maximum of 25% of its net assets of companies in any single industry.
Hardman Johnston looks for securities of companies they believe will increase in value over time. Hardman Johnston’s investment philosophy is based on two key tenets: (1) earnings growth of a company drives its securities performance over time, and (2) there are short term inefficiencies in the market that create attractive opportunities to buy the securities of one or more companies.
Hardman Johnston’s investment process involves four steps: idea generation, fundamental research, portfolio construction, and portfolio management. In the idea generation process, Hardman Johnston uses a proprietary screen and ranking system that distills the potential universe of international companies into a pool of companies in which the Fund may invest. The screen is run regularly and eliminates companies that Hardman Johnston expects to have less than 10% annual earnings growth over the next three to five years, based on estimates used by Hardman Johnston. Hardman Johnston’s ranking system then ranks the remaining companies using an analysis of growth and value factors based on the companies’ fundamental financial characteristics. Hardman Johnston then selects certain companies ranked in the top 25% and performs in-depth fundamental research on those companies.
The Fund’s portfolio manager is responsible for selecting securities and makes the final determination on all purchases and sales for the Fund. The Fund’s portfolio manager determines what companies’ securities to purchase, while taking into account the number of industries and countries in which the Fund invests, as well as the size of a single position. Hardman Johnston also monitors the securities held by the Fund to determine whether its investment thesis and growth estimates remain appropriate. Hardman Johnston may sell securities held by the Fund if the portfolio manager believes that a company’s fundamental financial characteristics are deteriorating, if a company’s earnings growth slows below Hardman Johnston’s expectations, if a company falls in the bottom 25% in Hardman Johnston’s ranking system, or if an investment position in a company becomes larger than desired as a result of market appreciation.
Please retain this supplement with your Prospectus for future reference.